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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)...............September 6, 2000



                                  TSET, Inc.
                              -------------------
            (Exact name of registrant as specified in its charter)


          Nevada                     000-30191                87-0440410
-------------------------------     -----------         ----------------------
(State or other jurisdiction of     (Commission            (I.R.S. employer
incorporation or organization)      file number)        identification number)


333 South State Street, PMB. 111, Lake Oswego, Oregon            97034
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(Address of principal executive offices)                      (Zip Code)


       Registrant's Telephone number, including area code: (503) 293-1270
                                                           --------------

 (former, name, address and former fiscal year, if changed since last report)
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Item 4.    Changes in Registrant's Certifying Accountant

           On or about September 6, 2000 the Registrant's Board of Director's approved the engagement of Grant Thornton LLP to serve as the Company's independent public accountants and to be the principal accountants to conduct the audit of the Company's financial statements for the fiscal year ending June 30, 2000, replacing the firm of Randy Simpson C.P.A., P.C., who had been engaged to audit the Company's financial statements for the fiscal years ended June 30, 1999 and 1998. The former accountant's opinion was unqualified. Management of the Company knows of no past disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope.


Item 7(c)  Exhibits.

     The following exhibit is filed as part of this report in accordance with the provision of Item 601 of Regulation S-B:

Exhibit         Name of Exhibit
-------         ---------------

16       Letter of Change in certifying accountant
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 18, 2000                     TSET Inc.

                                       By: /s/ Richard A. Papworth
                                           -----------------------------
                                               Richard A. Papworth
                                               (Chief Financial Officer)